UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

LL Flooring Holdings, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant): N/A

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE

** TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED **

** WHITE PROXY CARD**

LL FLOORING HOLDINGS, INC. (“The Company”)

Annual Meeting of Stockholders July 10, 2024

This Proxy is Solicited on Behalf of the Board of Directors of LL Flooring Holdings, Inc.

The undersigned appoints Robert L. Madore and Alice G. Givens and each of them acting individually or in the absence of others, as proxies with full power of substitution and re-substitution, to vote all shares of common stock, par value of $0.001 per share (the “Common Stock”) of LL Flooring Holdings, Inc. a Delaware corporation (the “Company”), which the undersigned would be entitled to vote if present at the Company’s Annual Meeting of Stockholders and at any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”), scheduled to be held on July 10, 2024 at 11:00 AM Eastern Time at LL Flooring Holdings, Inc., 4901 Bakers Mill Lane, Richmond, VA 23230.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action of the herein named proxies or their substitutes may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Company a reasonable time before this solicitation to the extent authorized by Rule 14a- 4(c) under the Securities Exchange Act of 1934, as amended.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE HEREOF. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, SUBJECT TO APPLICABLE LAW. IF NO DIRECTION IS INDICATED WITH RESPECT TO ANY OF THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE THREE (3) LL FLOORING HOLDINGS, INC. NOMINEES, NOT VOTED ON THE ELECTION OF THE THREE (3) THOMAS SULLIVAN NOMINEES OR ON THE ELECTION OF THE JERALD HAMMANN NOMINEE, VOTED “FOR” PROPOSAL 2, THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, VOTED “FOR” PROPOSAL 3, THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS (“THE DECLASSIFICATION PROPOSAL”), VOTED “FOR” PROPOSAL 4, THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES FOR ISSUANCE (“THE SHARE AUTHORIZATION PROPOSAL”), VOTED “FOR” PROPOSAL 5, THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024 (“THE AUDITOR PROPOSAL”), VOTED “AGAINST” THE PROPOSAL SUBMITTED BY DONOVAN S. ROYAL, A STOCKHOLDER OF THE COMPANY, WITH RESPECT TO ENABLING STOCKHOLDERS OF THE COMPANY TO CALL SPECIAL MEETINGS OF STOCKHOLDERS (THE “STOCKHOLDER PROPOSAL”) AND VOTED IN THE DISCRETION OF THE NAMED PROXIES ON ANY OTHER PROPOSAL THAT MAY BE PRESENTED AT THE ANNUAL MEETING.

WHILE YOU MAY MARK INSTRUCTIONS WITH RESPECT TO ANY OR ALL OF THE COMPANY NOMINEES LISTED IN PROPOSAL 1, YOU MAY MARK A VOTE “FOR” ONLY UP TO THREE NOMINEES IN TOTAL. IF YOU MARK A VOTE “FOR” WITH RESPECT TO FEWER THAN THREE NOMINEES, YOUR SHARES WILL BE VOTED “FOR” ONLY WITH RESPECT TO THOSE NOMINEES YOU HAVE SO MARKED. IF YOU MARK A VOTE “FOR” WITH RESPECT TO MORE THAN THREE NOMINEES, YOUR VOTES ON PROPOSAL 1 REGARDING NOMINEES WILL BE INVALID AND WILL NOT BE COUNTED.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Company’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS WHITE PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE! CONTINUED AND TO BE SIGNED ON REVERSE SIDE

(continued and to be signed on the reverse side)

LL Flooring Holdings, Inc.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of LL Flooring Holdings, Inc.

for the upcoming Annual Meeting of Stockholders

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by internet: Please access www.fcrvote.com/LL then simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.

OR

Submit you proxy by Telephone:

Please call toll-free in the U.S. or Canada at 1-866-402-3905 on a touch-tone telephone. Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER

You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the Proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

Submit your proxy by Mail: If you do not have access to a touch-tone telephone or to the internet, please complete, sign, date and return the proxy card in the enclosed envelope.

** TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED **

Please mark vote as in this sample               LL Flooring Holdings, Inc.

LL FLOORING HOLDINGS, INC. STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF LL FLOORING HOLDINGS, INC. THREE (3) NOMINEES BELOW AND DO NOT VOTE ON THE THREE (3) THOMAS SULLIVAN NOMINEES OR ON THE JERALD HAMMANN NOMINEE, VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION PROPOSAL, VOTE “FOR” THE DECLASSIFICATION PROPOSAL, VOTE “FOR” THE SHARE AUTHORIZATION PROPOSAL, VOTE “FOR” THE AUDITOR PROPOSAL AND VOTE “AGAINST” THE STOCKHOLDER PROPOSAL.

1.

Election of Three (3) nominees to serve on our Board of Directors (the “Board”), each for a term of three (3) years or until his or her respective successor is duly elected and qualified. Vote “FOR” up to three (3) nominees in total. If you vote “FOR” less than 3 nominees, your shares will only be voted for those nominees you have marked. If you vote “FOR” more than 3 nominees, your votes on Proposal 1 will become invalid and will not be counted.

The Board of Directors Recommends Stockholders Vote “FOR” the following proposals
				FOR	AGAINST	ABSTAIN
			2. To approve a non-binding advisory resolution approving the compensation of our named executive officers.	☐	☐	☐
			3. To approve an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors.	☐	☐	☐
The Board of Directors Recommends Stockholders Vote “FOR” the following three (3) Individuals			4. To approve an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares authorized for issuance.	☐	☐	☐
	FOR	WITHHOLD
Company Nominees:
1a. Company Recommended Nominee: Douglas T. Moore	☐	☐	5. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐
1b. Company Recommended Nominee: Ashish Parmar	☐	☐
1c. Company Recommended Nominee: Nancy M. Taylor	☐	☐
The Board of Directors Recommends Shareholders DO NOT VOTE on the following four (4) Individuals			The Board of Directors Recommends Stockholders Vote “AGAINST” the following proposal
	FOR	WITHHOLD	6. A proposal submitted by Donovan S. Royal, a stockholder of the Company, with respect to enabling stockholders to call special meetings of stockholders as set forth in the proxy statement.
Thomas Sullivan Nominees:				☐	☐	☐
1d. Nominee Opposed by The Company: John Jason Delves	☐	☐
1e. Nominee Opposed by The Company: Thomas D. Sullivan	☐	☐
1f. Nominee Opposed by The Company: Jill Witter	☐	☐	Date: , 2024
Jerald Hammann Nominee:
1g. Nominee Opposed by The Company: Jerald Hammann	☐	☐
Signature

Signature (If jointly held)

Title(s)

Please sign EXACTLY as name appears at the left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full related title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer